UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: December 31, 2001
Date of Earliest Event Reported: Not Applicable

COUNTRYWIDE CREDIT INDUSTRIES, INC.
(Exact name of registrant as specified in its chapter)

                    Delaware                                           1-8422                                        95-4083087
          (State or other jurisdiction                              (Commission                                     (IRS Employer
                of incorporation)                                   file number)                                 Identification No.)

                 4500 PARK GRANADA, CALABASAS CA                                                   91302
            (Address of principal executive offices)                                               (Zip Code)

Registrant's telephone number, including area code: (818) 225-3000

ITEM 5. OTHER EVENTS

      Countrywide Credit Industries, Inc. ("CCI"), is hereby filing as Exhibit 99.18 hereto a copy of the Financial Statements and Report of Independent Certified Public Accountants for Countrywide Securities Corporation, a California corporation and a wholly-owned indirect subsidiary of CCI in order to make the financial information contained herein available to the general public.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.              Description
-----------              -----------

99.18                    Financial Statements and Report of Independent Certified Public Accountants for the period beginning March 1, 2001 and ending December 31, 2001.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: March 6, 2002

                                                                           COUNTRYWIDE CREDIT INDUSTRIES, INC.

                                                                           By:                      /S/ STANDFORD L. KURLAND
                                                                                  -------------------------------------------------------------
                                                                                                      Stanford L. Kurland
                                                                                                  Executive Managing Director
                                                                                                  and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.              Description
-----------              -----------

99.18                    Financial Statements and Report of Independent Certified Public Accountants for the period beginning March 1, 2001 and ending December 31, 2001.

Financial Statements and Report of
Independent Certified Public Accountants

COUNTRYWIDE SECURITIES CORPORATION
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

December 31, 2001

C o n t e n t s

                                                                                                            Page

Report of Independent Certified Public Accountants                                                          3

Financial Statements

     Statement of Financial Condition                                                                       4

     Statement of Earnings                                                                                  5

     Statement of Changes in Stockholder's Equity                                                           6

     Statement of Changes in Subordinated Borrowings                                                        7

     Statement of Cash Flows                                                                                8

     Notes to Financial Statements                                                                          9

Supplementary Information

     Report of Independent Certified Public Accountants on Supplementary Information
         Required by Rule 17a-5 of the Securities and Exchange Commission                                  20

     SCHEDULE I - Computation of Net Capital under Rule 15c3-1 of the Securities and
         Exchange Commission                                                                               21

     SCHEDULE II - Computation for Determination of Reserve Requirements under
         Rule 15c3-3 of the Securities and Exchange Commission                                             22

     SCHEDULE III - Information Relating to Possession or Control Requirements under
         Rule 15c3-3 of the Securities and Exchange Commission                                             23

Report of Independent Certified Public Accountants on Internal Control Required by
     Rule 17a-5 of the Securities and Exchange Commission                                                  25

Report of Independent Certified Public Accountants

Board of Directors
Countrywide Securities Corporation

We have audited the accompanying statement of financial condition of Countrywide Securities Corporation, a wholly owned subsidiary of Countrywide Capital Markets, Inc., (as described in Note A) as of December 31, 2001, and the related statements of earnings, changes in stockholder’s equity, changes in subordinated borrowings, and cash flows for the ten-month period then ended that you are filing pursuant to rule 17a-5 under the Securities Exchange Act of 1934. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Countrywide Securities Corporation as of December 31, 2001, and the results of its operations and its cash flows for the ten-month period then ended in conformity with accounting principles generally accepted in the United States of America.

                /S/ GRANT THORNTON, LLP
---------------------------------------------------------

Los Angeles, California
February 8, 2002

The accompanying notes are an integral part of this statement.

Countrywide Securities Corporation
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

STATEMENT OF FINANCIAL CONDITION

December 31, 2001

(Dollars in thousands)

                                                                ASSETS

Cash segregated under federal regulations                                                   $      55,286
Receivables from brokers and dealers                                                              583,653
Receivables from customers                                                                         85,195
Trading securities owned, at market value                                                       3,716,538
Trading securities owned, at market value, pledged as collateral                                2,225,454
Securities purchased under agreements to resell                                                 4,328,144
Other assets                                                                                       61,468
                                                                                      ---------------------

                 Total assets                                                                 $11,055,738
                                                                                      =====================

                                   LIABILITIES AND STOCKHOLDER'S EQUITY

Bank loan payable                                                                           $     105,004
Payables to brokers and dealers                                                                   412,629
Payables to customers                                                                             169,458
Trading securities sold, not yet purchased, at market value                                       289,531
Securities sold under agreements to repurchase                                                  9,602,852
Accounts payable and accrued liabilities                                                           77,498
Due to affiliates                                                                                  59,843
                                                                                      ---------------------

                 Total liabilities                                                             10,716,815
                                                                                      ---------------------
                                                                                      ---------------------

Commitments and contingencies                                                                           -
Liabilities subordinated to claims of general creditors                                           102,029
                                                                                      ---------------------
                                                                                      ---------------------

Stockholder's equity
     Capital stock - no par value; authorized, 100,000
         shares; issued and outstanding, 30 shares                                                    288
     Additional paid-in capital                                                                   115,400
     Retained earnings                                                                            121,206
                                                                                      ---------------------

                 Total stockholder's equity                                                       236,894
                                                                                      ---------------------

                 Total liabilities and stockholder's equity                                   $11,055,738
                                                                                      =====================

Countrywide Securities Corporation
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

STATEMENT OF EARNINGS

Ten-month period ended December 31, 2001

(Dollars in thousands)

Revenues
     Gain on securities trading accounts and fees                                             $  39,240
     Interest earned                                                                            763,404
                                                                                       -------------------

                                                                                                802,644
Expenses
     Employee compensation and benefits                                                          78,574
     Interest expense                                                                           639,782
     Transfer and clearing fees                                                                   2,777
     Rent                                                                                         1,376
     Data processing                                                                              3,844
     Other operating expenses                                                                    11,009
                                                                                       -------------------
                                                                                       -------------------

                                                                                                737,362
                                                                                       -------------------

             Earnings before income taxes                                                        65,282

Provision for income taxes                                                                       25,219
                                                                                       -------------------

             NET EARNINGS                                                                     $  40,063
                                                                                       ===================

Countrywide Securities Corporation
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

STATEMENT OF CHANGES IN STOCKHOLDER’S EQUITY

Ten-month period ended December 31, 2001

(Dollars in thousands)

                                                                                                            Total
                                     Common               Paid-in                 Retained              Stockholder's
                                     Stock                Capital                 Earnings                  Equity
                                 ---------------     -------------------     --------------------    ---------------------
                                 ---------------     -------------------     --------------------    ---------------------

Balances at March 1, 2001                $288                $65,400                 $81,143               $  146,831

Capital contributed by Parent               -                 50,000                       -                   50,000

Net earnings                                -                      -                  40,063                   40,063
                                 ---------------     -------------------     --------------------    ---------------------

Balances at December 31, 2001            $288               $115,400                $121,206                 $236,894
                                 ===============     ===================     ====================    =====================

Countrywide Securities Corporation
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

STATEMENT OF CHANGES IN
SUBORDINATED BORROWINGS

Ten-month period ended December 31, 2001

(Dollars in thousands)

Subordinated borrowings at March 1, 2001                                   $  52,498
Increases:
     Issuance of subordinated notes                                          171,916
Decreases:
     Payment of subordinated notes                                          (122,385)
                                                                      -----------------

Subordinated borrowings at December 31, 2001                                $102,029
                                                                      =================

The accompanying notes are an integral part of this statement.

Countrywide Securities Corporation
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

STATEMENT OF CASH FLOWS

Ten-month period ended December 31, 2001

(Dollars in thousands)

Cash flows from operating activities:
    Net earnings                                                                                      $      40,063
    Adjustments to reconcile net earnings to net cash used in operating activities:
           Increase in cash segregated under federal regulations                                            (29,216)
           Increase in receivables from brokers and dealers                                                (306,884)
           Increase in receivables from customers                                                               (30)
           Increase in trading securities owned, at market value                                         (1,891,954)
           Increase in securities purchased under agreements to resell                                   (2,203,759)
           Increase in other assets                                                                         (22,323)
           Increase in bank loans payable                                                                   105,004
           Increase in payables to brokers and dealers                                                      372,751
           Increase in payables to customers                                                                 45,012
           Increase in trading securities sold, not yet purchased, at market value                           29,379
           Increase in securities sold under agreements to repurchase                                     3,711,265
           Increase in accounts payable and accrued liabilities                                              46,534
                                                                                                  -------------------
                                                                                                  -------------------

                               Net cash used in operating activities                                       (104,158)
                                                                                                  -------------------
                                                                                                  -------------------

Cash flows from financing activities:
     Increase in due to affiliates                                                                            4,628
     Net increase in subordinated notes                                                                      49,530
     Capital contributed by Parent                                                                           50,000
                                                                                                  -------------------
                                                                                                  -------------------

                               Net cash provided by financing activities                                    104,158
                                                                                                  -------------------
                                                                                                  -------------------

                               Net change in cash                                                                 -

Cash at beginning of year                                                                                         -
                                                                                                  -------------------

Cash at end of year                                                                               $                -
                                                                                                  ===================

Supplemental disclosure of cash flow information:
      Interest paid                                                                                    $    638,306
                                                                                                  ===================

Countrywide Securities Corporation
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

NOTES TO FINANCIAL STATEMENTS

December 31, 2001

NOTE A – SUMMARY OF SIGNIFICANT ORGANIZATIONAL AND ACCOUNTING POLICIES

Countrywide Securities Corporation (the “Company”) is a broker-dealer registered with the Securities and Exchange Commission (“SEC”) and is a member of the National Association of Securities Dealers, Inc. (“NASD”). The Company trades mortgage-backed securities (“MBS”) and other fixed income securities with broker-dealers and institutional investors. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

A summary of the significant organizational and accounting policies consistently applied in the preparation of the accompanying financial statements follows:

Organization

The Company is a California corporation that is a wholly owned subsidiary of Countrywide Capital Markets, Inc. (the "Parent"), which in turn is a wholly owned subsidiary of Countrywide Credit Industries, Inc. ("CCI").

Change in Fiscal Year

During the year, the Company changed its fiscal year end from February 28 to December 31. As such, the statements of earnings, changes in stockholder's equity, changes in subordinated borrowings and cash flows represent only activity for the ten months ended December 31, 2001, and not the activity for a full year.

Cash

Financing of the Company's assets and operations is provided by cash flow from operations and collateralized financing arrangements, bank loans, or loans from affiliates, on an as needed basis. The unrestricted cash balance is zero.

Securities Transactions

Proprietary securities transactions in regular-way trades are recorded on the trade date, as if they had settled. Profit and loss arising from all securities transactions entered into for the account and risk of the Company are recorded on a trade date basis. Customers’ securities transactions are reported on a settlement date basis with income and expenses reported on a trade date basis.

Amounts receivable and payable for securities transactions that have not reached their contractual settlement date are recorded net on the statement of financial condition. Trading securities are carried at market value.

Securities Purchased Under Agreements to Resell and Securities Sold Under Agreements to Repurchase

Transactions involving purchases of securities under agreements to resell or sales of securities under agreements to repurchase are accounted for as collateralized financings except where the Company does not have an agreement to sell (or purchase) the same or substantially the same securities before maturity at a fixed or determinable price. It is the policy of the Company to obtain possession of collateral with a market value equal to or in excess of the principal amount loaned under resale agreements. Collateral is valued daily, and the Company may require counterparties to deposit additional collateral or return collateral pledged when appropriate.

At December 31, 2001, the market value of the collateral received related to securities purchased under agreements to resell was $4,397,389,000 of which $1,224,474,000 was repledged as collateral.

Collateral

The Company continues to report assets it has pledged as collateral in secured borrowing and other arrangements when the secured party cannot sell or repledge the assets or the Company can substitute collateral or otherwise redeem it on short notice. The Company generally does not report assets received as collateral in secured lending and other arrangements since the debtor typically has the right to redeem the collateral on short notice.

Income Taxes

CCI and its subsidiaries, including the Company, have elected to file consolidated federal and combined state income and franchise tax returns. The policy of CCI is for each member of the consolidated group to recognize tax expense based on that member's financial statement income at the rate of 38.6%. The income tax expense is paid monthly to CCI.

Stock-Based Compensation

CCI grants stock options for a fixed number of shares to employees of the Company with an exercise price equal to the fair value of the shares at the date of grant. The Company recognizes compensation cost related to its stock option plans only to the extent that the fair value of the shares at the grant date exceeds the exercise price.

NOTE B – CASH SEGREGATED UNDER FEDERAL REGULATIONS

Cash of $55,286,000 at December 31, 2001 has been segregated in a special reserve bank account for the exclusive benefit of customers under Rule 15c3-3 of the Securities and Exchange Commission.

NOTE C – RECEIVABLES FROM AND PAYABLES TO BROKERS AND DEALERS

The components of receivables from and payables to brokers and dealers consisted of the following at December 31, 2001:

                                                                                         (Dollars in
                                                                                          thousands)
                                                                                     ---------------------
                                                                                     ---------------------

           Receivables from clearing organizations                                            $364,463
           Securities failed to deliver                                                        160,567
           Unsettled proprietary trades, net                                                    53,477
           Other receivables                                                                     5,146
                                                                                     ---------------------

                        Total receivables from brokers and dealers                            $583,653
                                                                                     =====================

           Securities failed to receive                                                       $409,794
           Payables to clearing organizations                                                    1,679
           Other payables                                                                        1,156
                                                                                     ---------------------

                        Total payables to brokers and dealers                                 $412,629
                                                                                     =====================

Securities failed to deliver and failed to receive represent the contract value of securities that have not been delivered or received by settlement date.

NOTE D – RECEIVABLES FROM AND PAYABLES TO CUSTOMERS

Receivables from and payables to customers represent amounts due on securities transactions reflected on a settlement date basis. Securities owned by the customers are held as collateral to secure the receivable from customers. Such collateral is not reflected in the financial statements.

NOTE E – TRADING SECURITIES OWNED AND SOLD, NOT YET PURCHASED

Trading securities owned and sold, not yet purchased, at market value, including amounts pledged as collateral, consisted of the following at December 31, 2001:

                                                                                    Sold, not yet
                                                               Owned                  purchased
                                                         -------------------     --------------------
                                                                   (Dollars in thousands)

             Mortgage pass-through certificates                $5,129,816                $66,863
             Agency debt securities                               283,170                137,126
             Collateralized mortgage obligations                  472,847                      -
             U.S. Treasury securities                                   -                 85,542
             Negotiable certificates of deposit                    18,405
             Options                                                1,204                      -
             Other securities                                      36,550                      -
                                                         -------------------     --------------------

                                                               $5,941,992               $289,531
                                                         ===================     ====================

Collateral pledged to brokers as clearing deposits included in trading securities owned had a market value of $84,467,000 at December 31, 2001.

NOTE F – BANK LOAN PAYABLE

An overnight firm loan of $105,004,000 is collateralized by $57,882,000 of repledged securities and $47,838,000 of securities owned by the Company.

NOTE G – TRANSACTIONS WITH AFFILIATES

The Company paid its affiliates $4,313,000 for data processing, marketing, management and accounting for the ten-month period ended December 31, 2001 and, under an arranger fee agreement, compensated an affiliate $1,036,000. The company received reimbursement of $2,001,000 from an affiliate for personnel expenses and management fees paid on behalf of the affiliate. In addition, the Company paid its affiliates $1,250,000 for rent charged or paid on its behalf for the ten-month period ended December 31, 2001. The Company reimbursed its affiliates for all other direct expenses paid on its behalf.

Intercompany interest income and expense on the intercompany receivable or payable was based upon a weighted average interest rate of 3.79% for the ten-month period. Net interest on the intercompany balance amounted to an expense of $1,391,000 for the ten-month period ended December 31, 2001. All such payments and reimbursements are charged or credited through the intercompany account.

Included in gain on securities trading accounts and fees are fees in the amount of $78,111,000 earned from an affiliate for the ten-month period ended December 31, 2001. Outstanding at December 31, 2001 with an affiliate were securities sold under agreements to repurchase in the amount of $150,008,000. At December 31, 2001, the Company has an agreement to purchase options on interest rate swaps ("swaptions") with an affiliate having a notional amount of $20,000,000 and a fair market value at December 31, 2001 of $1,204,000.

During the ten-month period, the Company entered into interest rate swap transactions with an affiliate. As of December 31, 2001, these swap transactions have a notional amount of $305,000,000 and a fair market value of $(3,267,000). In addition, during the ten-month period ended December 31, 2001, the Company purchased and sold $150,235,600,000 of securities with an affiliate at prevailing market prices.

Refer to Note K for subordinated borrowings from an affiliate at December 31, 2001.

NOTE H – NET CAPITAL REQUIREMENTS

The Company is subject to the Securities and Exchange Commission Uniform Net Capital Rule (SEC Rule 15c3-1), which requires the maintenance of minimum net capital. The Company has elected to use the alternative method, permitted by the rule, which requires that the Company maintain minimum net capital, as defined, equal to the greater of $250,000 or two percent of aggregate debit balances arising from customer transactions, as defined. At December 31, 2001, the Company's net capital was $34,290,000 and net capital in excess of the minimum required was $30,694,000. The rule prohibits the Company from withdrawing equity capital or making distributions to its shareholder (the Parent) if resulting net capital would be less than five percent of aggregate debits.

NOTE I – EMPLOYEE BENEFIT PLANS

Eligible full-time employees of the Company are covered under CCI's defined benefit plans, including dental, medical, life insurance, dependent care and others. A portion of the employee benefit plan expense is allocated to the Company based on the Company's employees' participation in these plans.

Eligible full-time employees of the Company are also covered under CCI's defined benefit pension and tax deferred savings and investment plans. A portion of the benefit plan expense is allocated to the Company based upon the percentage of the Company's salary expense to the total salary expense of CCI and its subsidiaries and based on the Company's employees' participation in these plans. The Company's expense related to these plans was $632,000 for the ten-month period ended December 31, 2001. Because the Company participates in these plans with other subsidiaries of CCI, an analysis setting forth the funded status at December 31, 2001, cannot be separately determined for the Company.

NOTE J – COMMITMENTS AND CONTINGENCIES

The Company is contingently liable as of December 31, 2001 in the aggregate amount of $65,000,000 under irrevocable letter of credit agreements used in lieu of margin and clearing deposits with clearing organizations. The agreements are generally made for periods of six months to one year and bear interest at a rate of .2 to .4 percent.

In the normal course of business, the Company enters into underwriting commitments. Transactions relating to such underwriting commitments that were open at December 31, 2001 have no material effect on the financial statements as of that date.

The Company is a defendant in various legal proceedings involving matters generally incidental to its business. Although it is difficult to predict the ultimate outcome of these proceedings, management believes, based on discussions with counsel, that any ultimate liability will not materially affect the financial position or results of operations of the Company.

NOTE K – LIABILITIES SUBORDINATED TO CLAIMS OF GENERAL CREDITORS

All borrowings under revolving subordination agreements are with an affiliate. At December 31, 2001, the balances are:

                                                                                     thousands)
                                                                                ---------------------
                                                                                ---------------------

        Subordinated note, 2.34375% due May 31, 2001                                  $  102,029
                                                                                ---------------------

        Total liabilities subordinated to claims of general creditors                 $  102,029
                                                                                =====================

The liabilities subordinated to claims of general creditors are subordinated to all existing and future claims of all non-subordinated creditors of the Company and constitute part of the Company’s net capital (SEC Rule 15c3-1) and may be repaid only if, after giving effect to such repayment, the Company meets specified requirements of the SEC. Interest expense on the subordinated borrowings amounted to $2,916,000 for the ten-month period ended December 31, 2001.

NOTE L – FINANCIAL INSTRUMENTS

Derivative financial instruments used for trading purposes, including hedges of trading instruments, are carried at market value or fair value. Market values for exchange-traded derivatives, principally futures and certain options, are based on quoted market prices. Fair values for over-the-counter derivative financial instruments, principally forward contracts of to-be-announced securities (“TBAs”), interest rate swaps, options, and swaptions, are based on pricing models intended to approximate the amounts that would be received from or paid to a third party in settlement of the contracts. Factors taken into consideration include credit spreads, market liquidity, concentrations, and funding and administrative costs incurred over the life of the instruments.

Derivatives used for hedging purposes include interest rate swaps, swaptions, forwards, futures, and purchased options. Unrealized gains or losses on these derivative contracts are recognized currently in the statement of income as trading gains and losses. The Company does not apply hedge accounting as defined in FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities, as all financial instruments are marked to market with changes in fair values reflected in earnings. Therefore, the disclosures required in paragraphs 44 and 45 of the Statement are generally not applicable with respect to these financial instruments.

Fair values of interest rate swaps and swaptions are recorded in trading securities owned or trading securities sold, not yet purchased. Open equity in futures transactions and fair values of TBAs and options contracts are recorded as receivables from and payables to broker-dealers and clearing organizations, as applicable.

The following summarizes the notional amounts of these derivative contracts, and fair values (carrying amounts) of the related assets and liabilities at December 31, 2001, as well as the average fair values of the related assets and liabilities for the ten-month period ended December 31, 2001.

                                                                       Fair Value                        Average
                                         Notional                       12/31/01                       Fair Values
    ---------------------------------
      (Dollars in Thousands)             Amount                Assets         Liabilities         Assets         Liabilities
    ------------------------             ------                ------      -  -----------         ------         -----------

     Sale of TBAs                        $11,795,716                  -          $ 70,401                  -        $   (859)

     Purchase of TBAs                   $  6,435,839           $(19,781)                -            $ 5,780               -

     Swaptions                        $       20,000          $   1,204                 -            $ 1,192               -

     Futures Contracts                  $  6,130,000                  -    $                               -         $ 1,419
                                                                                   (1,814)

     Interest Rate Swaps               $     305,000          $  (3,267)                 -           $  (205)              -
    ----------------------------------------------------------------------------------------------------------------------------

NOTE M – FAIR VALUE OF FINANCIAL INSTRUMENTS

The financial instruments of the Company are reported in the statement of financial condition at market or fair values, or at carrying amounts that approximate fair values because of the short maturity of the instruments, except repurchase and reverse repurchase agreements and subordinated borrowings. The estimated fair values of these financial instruments at December 31, 2001, are as follows:

             ------------------------------------------------ ---- -------------------------------------------------------
                                                                                    Assets (Liabilities)
             (Dollars in Thousands)                                     Carrying Amount                  Fair Value

             Repurchase agreements                                          $ (9,602,852)                $ 9,602,852

             Reverse repurchase agreements                                  $  4,328,144                 $ 4,327,969

             Subordinated borrowings                                       $    (102,029)               $   (102,029)
             ------------------------------------------------ ---- -------------------------- ---- -----------------------

The carrying amounts of repurchase and reverse repurchase agreements approximate fair value. Factors taken into consideration include length to maturity, interest rate and type of collateral. The fair value estimates of the Company’s subordinated borrowings are based on current rates offered to the Company for debt with substantially the same characteristics and maturities.

NOTE N – FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The Company enters into various transactions involving derivatives and other off-balance-sheet financial instruments. These financial instruments include futures, exchange-traded and over-the-counter options, delayed deliveries, TBAs, securities purchased and securities sold on a when-issued basis (when-issued securities), and interest rate swaps. These derivative financial instruments are used to conduct trading activities, and manage market risks and are, therefore, subject to varying degrees of market and credit risk. Derivative transactions are entered into for trading purposes or to hedge other positions or transactions.

Futures, TBAs and when-issued securities provide for the delayed delivery of the underlying instrument. Interest rate swaps involve the exchange of payments based on a fixed or floating rates applied to notional amounts. The contractual or notional amounts related to these financial instruments reflect the volume and activity and do not reflect the amounts at risk. Futures contracts are executed on an exchange, and cash settlement is made on a daily basis for market movements. Accordingly, futures contracts generally do not have credit risk. The credit risk for forward contracts, TBAs, options, swaptions, and when-issued securities is limited to the unrealized market valuation gains recorded in the statement of financial condition. Market risk is substantially dependent upon the value of the underlying financial instruments and is affected by market forces such as volatility and changes in interest and foreign exchange rates.

In addition, the Company has sold securities that it does not currently own and therefore will be obligated to purchase such securities at a future date. The Company has recorded these obligations in the financial statements at December 31, 2001, at the market values of the related securities and will incur a loss if the market value of the securities increases subsequent to December 31, 2001.

In the normal course of business, the Company’s customer activities involve the execution, settlement, and financing of various customer securities transactions. These activities may expose the Company to off-balance-sheet risk in the event the customer or other broker is unable to fulfill its contracted obligations and the Company has to purchase or sell the financial instrument underlying the contract at a loss.

The Company’s customer financing and securities settlement activities may require the Company to pledge customer securities as collateral in support of various secured financing sources such as bank loans and securities loaned. In the event the counterparty is unable to meet its contractual obligation to return customer securities pledged as collateral, the Company may be exposed to the risk of acquiring the securities at prevailing market prices in order to satisfy its customer obligations. The Company controls this risk by monitoring the market value of securities pledged on a daily basis and by requiring adjustments of collateral levels in the event of excess market exposure. In addition, the Company establishes credit limits for such activities and monitors compliance on a daily basis.

NOTE O – CREDIT RISK

The Company is engaged in various trading activities with counterparties, primarily broker-dealers, banks and other financial institutions. In the event counterparties do not fulfill their obligations, the Company may be exposed to risk. The risk of nonperformance depends on the creditworthiness of the counterparty or issuer of the instrument. The Company has established credit policies applicable to making commitments involving financial instruments. Such policies include credit reviews, approvals, limits and monitoring procedures. It is the Company’s policy to review, as necessary, the credit standing of each counterparty. The total amount of counterparty credit exposure as of December 31, 2001 was $59,850,000.

SUPPLEMENTARY INFORMATION

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS ON
SUPPLEMENTARY INFORMATION REQUIRED BY RULE 17a-5
OF THE SECURITIES AND EXCHANGE COMMISSION

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS ON
SUPPLEMENTARY INFORMATION REQUIRED BY RULE 17a-5
OF THE SECURITIES AND EXCHANGE COMMISSION

Board of Directors
Countrywide Securities Corporation

We have audited the accompanying financial statements of Countrywide Securities Corporation as of and for the ten-month period ended December 31, 2001, and have issued our report thereon dated February 8, 2002. Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole of Countrywide Securities Corporation, which are presented in the preceding section of this report. The supplementary information contained in Schedules I, II, and III on the following pages is presented for purposes of additional analysis and is not a required part of the basic financial statements, but is supplementary information required by Rule 17a-5 of the Securities and Exchange Act of 1934. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                /S/ GRANT THORNTON, LLP
---------------------------------------------------------

Los Angeles, California
February 8, 2002

Countrywide Securities Corporation
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)
December 31, 2001

SCHEDULE I

COMPUTATION OF NET CAPITAL UNDER RULE 15c3-1 OF THE
SECURITIES AND EXCHANGE COMMISSION

(Dollars in thousands)

AGGREGATE DEBITS
Total aggregate debits from the reserve formula                                                                $179,794
                                                                                                         =================

NET CAPITAL
     Stockholder's equity                                                                                      $236,894
     Add:  Allowable liabilities subordinated to claims of general creditors                                    100,000
                                                                                                         -----------------
     Total capital and allowable subordinated liabilities                                                       336,894

     Deductions and/or charges
         A.  (1) Nonallowable assets
                     Receivables from brokers and dealers                              $      2,508
                     Receivables from customers                                              13,008
                     Furniture, equipment and leasehold improvements, net                     5,549
                     Other nonallowable assets                                               12,800
                                                                                     ---------------
                                                                                             33,865

             (2) Additional charges on customers' securities accounts                         3,126

         B.      Aged fails to deliver                                                        6,220
                     Number of items - 125

         C.      Other deductions and/or charges                                             10,236             (53,447)
                                                                                     ---------------     -----------------

         Net capital before haircuts on security positions                                                      283,447

         Haircuts on securities (computed pursuant to rule 15c3-1(c)(2)(vi))
             Trading and investment securities
                 1.  Contractual commitments                                                  1,246
                 2.  Bankers acceptances, CDs and commercial paper                              567
                 3.  U.S. and Canadian government obligations                               183,868
                 4.  Corporate obligations                                                   24,401
                 5.  Options                                                                  1,204
                 6.  Other securities                                                        10,148
                 7.  Undue concentration                                                      5,900
                 8.  Interest rate swaps                                                     15,250
                 9.  Future contracts                                                         6,573              (249,157)
                                                                                                         -----------------
                                                                                                         -----------------

                         NET CAPITAL                                                                           $ 34,290

NET CAPITAL REQUIREMENTS/PERCENTAGE
    Minimum net capital requirement (2% aggregate debit items)                                                 $  3,596
    Net capital requirement (minimum requirement)                                                              $  3,596
    Excess net capital                                                                                         $ 30,694
    Excess net capital greater than 5% of aggregate debits                                                     $ 25,301
    Percentage:  Net capital to aggregate debit items                                                               19%

There are no material differences between the above computation and the computation included with the Company’s FOCUS II Form X-17A-5 for the period ending December 31, 2001.

Countrywide Securities Corporation
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

December 31, 2001

SCHEDULE II

COMPUTATION FOR DETERMINATION OF RESERVE REQUIREMENTS
UNDER RULE 15c3-3 OF THE SECURITIES AND EXCHANGE COMMISSION

(Dollars in thousands)

CREDIT BALANCES
     Free credit balances and other credit balances in customers' security accounts                     $151,311
    Monies borrowed collateralized by securities carried for the accounts of customers                         -
    Monies payable against customers' securities loaned                                                        -
    Customers' securities failed to receive                                                                6,859
    Credit balances in firm accounts which are attributable to principal sales to customers               36,514
    Market value of stock dividends, stock splits, and similar distributions
         receivable outstanding over 7 business days                                                           -
    Market value of short security count differences over 7 business days                                      -
    Market value of short securities and credits in all suspense accounts over 7
         business days                                                                                     2,822
    Market value of securities which are in transfer in excess of 40 calendar
         days and have not been confirmed to be in transfer                                                    -
                                                                                                  ------------------

                 Total Credits                                                                          $197,506
                                                                                                  ==================

DEBIT BALANCES
    Debit balances in customers' cash and margin accounts excluding
         unsecured accounts and accounts doubtful of collection                                        $  69,823
    Securities borrowed to effectuate short sales by customers and securities
         borrowed to make delivery on customers' securities failed to deliver                                  -
    Failed to deliver of customers' securities not older than 30 calendar days                           109,971
    Margin required and on deposit with the Options Clearing Corporation                                       -
                                                                                                  ------------------

    Aggregate Debit Items                                                                                179,794
    less 3% (for alternative method only)                                                                 (5,394)
                                                                                                  ------------------

                 Total 15c3-3 Debits                                                                    $174,400
                                                                                                  ==================

Excess of total credits over total debits                                                              $  23,106
                                                                                                  ==================

Allowable withdrawal                                                                                   $  19,000
                                                                                                  ==================

Amount held on deposit in "reserve" bank account including value of
     qualified securities at end of reporting period                                                   $  55,286
                                                                                                  ==================

There are no material differences between the above computation and the computation included with the Company’s FOCUS II Form X-17A-5 for the period ending December 31, 2001.

Countrywide Securities Corporation
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

December 31, 2001

SCHEDULE III

INFORMATION RELATING TO POSSESSION OR CONTROL
REQUIREMENTS UNDER RULE 15c3-3
OF THE SECURITIES AND EXCHANGE COMMISSION

Market valuation and number of items for:
                                                                                                   Value              Number
                                                                                               ---------------     --------------

    1.   Customers' fully paid securities and excess margin  securities not in respondent's possession or control as of the report date (for which  instructions  to reduce to possession  or control  had been  issued as of the report  date) but for which the required  action  was not taken by  respondent  within the time  frames  specified under rule 15c3-3.
                                                                                                    $    -               -

    2.   Customers'   fully  paid  securities  and  excess  margin   securities  for  which
         instructions  to reduce to  possession  or control  had not been  issued as of the report  date,  excluding  items  arising  from  "temporary  lags which result from normal business operations" as permitted under rule 15c3-3.
                                                                                                        $    -               -

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS ON
INTERNAL CONTROL REQUIRED BY RULE 17a-5
OF THE SECURITIES AND EXCHANGE COMMISSION

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS ON
INTERNAL CONTROL REQUIRED BY RULE 17a-5
OF THE SECURITIES AND EXCHANGE COMMISSION

Board of Directors
Countrywide Securities Corporation

In planning and performing our audit of the financial statements of Countrywide Securities Corporation (the Company), for the ten-month period ended December 31, 2001, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and not to provide assurance on internal control.

Also, as required by rule 17a-5(g)(1) of the Securities and Exchange Commission (SEC), we have made a study of the practices and procedures followed by the Company, including tests of compliance with such practices and procedures that we considered relevant to the objectives stated in rule 17a-5(g), in the following:

  Making the periodic computations of aggregate debits and net capital under rule 17a-3(a)(11) and the reserve required by rule 15c3-3(e).

  Making the quarterly securities examinations, counts, verifications, and comparisons, and the recordation of differences required by rule 17a-13.

  Complying with the requirements for prompt payment for securities under Section 8 of Federal Reserve Regulation T of the Board of Governors of the Federal Reserve System.

  Obtaining and maintaining physical possession or control of all fully paid and excess margin securities of customers as required by rule 15c3-3.

The management of the Company is responsible for establishing and maintaining internal controls and the practices and procedures referred to in the preceding paragraph. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls, and of the practices and procedures referred to in the preceding paragraph, and to assess whether those practices and procedures can be expected to achieve the SEC’s above-mentioned objectives. Two of the objectives of internal control and the practices and procedures are to provide management with reasonable but not absolute, assurance that assets for which the Company has responsibility are safeguarded against loss from unauthorized use or disposition, and that transactions are executed in accordance with management’s authorization and recorded properly to permit the preparation of financial statements in accordance with accounting principles generally accepted in the United States of America. Rule 17a-5(g) lists additional objectives of the practices and procedures listed in the preceding paragraph.

Because of inherent limitations in internal control or the practices and procedures referred to above, errors or fraud may occur and not be detected. Also, projection of any evaluation of them to future periods is subject to the risk that they may become inadequate because of changes in conditions or that the effectiveness of their design and operation may deteriorate. Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of the specific internal control components does not reduce to a relatively low level the risk that error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control, including control activities for safeguarding securities, that we consider to be material weaknesses as defined above.

We understand that practices and procedures that accomplish the objectives referred to in the second paragraph of this report are considered by the SEC to be adequate for its purposes in accordance with the Securities Exchange Act of 1934 and related regulations, and that practices and procedures that do not accomplish such objectives in all material respects indicate a material inadequacy for such purposes. Based on this understanding and on our study, we believe that the Company’s practices and procedures were adequate at December 31, 2001, to meet the SEC’s objectives.

This report is intended solely for the information and use of the Board of Directors, management, the SEC, the National Association of Securities Dealers, Inc., and other regulatory agencies that rely on rule 17a-5(g) under the Securities Exchange Act of 1934 in their regulation of registered brokers and dealers, and is not intended to be and should not be used by anyone other than these specified parties.

                /S/ GRANT THORNTON, LLP
---------------------------------------------------------

Los Angeles, California
February 8, 2002